UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 27, 2016, Navistar Financial Securities Corporation, as the seller (“NFSC”), Navistar Financial Corporation, as the servicer (“NFC”), and Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, and New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser (collectively, the “Purchaser Parties”), entered into Amendment No. 7 to Note Purchase Agreement (the “NPA Amendment”), which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The NPA Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to extend the Scheduled Purchase Expiration Date to May 27, 2017.

On May 27, 2016, NFC entered into the Third Amended and Restated Credit Agreement (the “Third Amended and Restated Credit Agreement”), which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein, by and among NFC and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Bank of America, N.A., as syndication agent. The Third Amended and Restated Credit Agreement has two primary components: a term loan of $229.5 million, which includes an extended term loan tranche of $92.0 million, and a revolving bank loan of $400.0 million, which includes an extended revolving bank loan tranche of $274.7 million. Utilization of the facility under the Third Amended and Restated Credit Agreement was $557 million at April 30, 2016. The revolving bank loan has a Mexican sub-revolver providing for up to $100.0 million (which includes an extended Mexican sub-revolver tranche providing for up to $80.5 million) which may be used by a Mexican finance subsidiary of Navistar International Corporation, a Delaware corporation (“NIC”). The obligations under the Third Amended and Restated Credit Agreement are secured by substantially all assets of NFC. The maturity date of the non-extended loans is the original maturity date of December 2, 2016, and the maturity date of the extended loans is June 1, 2018. In addition, the Third Amended and Restated Credit Agreement provides for the following, among other amendments: (i) following the original maturity date of the non-extended loans, the increase of the interest rate margins on the extended loans by an amount ranging from 0.50% to 1.75%, depending upon the ratings of NIC and NFC, (ii) the modification of the provisions allowing NFC to increase the size of the facility, subject to obtaining commitments from existing or new lenders to provide additional or increased revolving commitments and/or additional term loans, to permit a maximum facility size of $700 million after giving effect to any such increase, and without taking into account the non-extended loans and commitments, (iii) the modification of certain of the provisions regarding investments and restricted payments, (iv) the reduction of the maximum permitted leverage ratio to 3.75:1, and (v) the insertion of a collateral coverage ratio covenant. In connection with the Third Amended and Restated Credit Agreement, NFC paid certain fees, the total of which NFC does not believe are material to its financial position or results of operations. The Third Amended and Restated Credit Agreement amends and restates and supersedes and replaces in its entirety that certain Second Amended and Restated Credit Agreement (“2011 Credit Agreement”), dated as December 2, 2011, by and among NFC and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation (formerly known as Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada), as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent.

On May 27, 2016, NIC entered into the Fourth Amended and Restated Parent Guarantee (the “Parent Guarantee”), which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein, in favor of the Administrative Agent for the lenders party to the Third Amended and Restated Credit Agreement. Pursuant to the Parent Guarantee, NIC guarantees the obligations of its Mexican finance subsidiary under the Third Amended and Restated Credit Agreement.

The Parent Guarantee supersedes and replaces in its entirety that certain Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by NIC in favor of the administrative agent for the lenders party to the 2011 Credit Agreement.

On May 27, 2016, NIC entered into the Fourth Amended and Restated Parents’ Side Agreement (“Parents’ Side Agreement”), which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein, by and between NIC and Navistar, Inc., a Delaware corporation, for the benefit of the lenders from time to time party to the Third Amended and Restated Credit Agreement. The Parents’ Side Agreement requires that NIC and Navistar, Inc. collectively continue to own 100% of the voting stock of NFC and that Navistar, Inc. not permit NFC to have a fixed charge coverage ratio of less than 1.25:1. The Parents’ Side Agreement supersedes and replaces in its entirety that certain Third Amended and Restated Parents’ Side Agreement, dated as of December 2, 2011, by NIC and Navistar, Inc. for the benefit of the lenders party to the 2011 Credit Agreement.

On May 27, 2016, NFC entered into the Second Amended and Restated Security, Pledge and Trust Agreement (the “Security Agreement”), which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein, by and between NFC and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Third Amended and Restated Credit Agreement (the “Trustee”). The Security Agreement supersedes and replaces in its entirety that certain Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, by and between NFC and the Trustee, as amended.

ITEM 8.01. OTHER EVENTS

On April 29, 2016, NFC and Truck Retail Accounts Corp., our consolidated Special Purpose Entity, entered into a normal course extension of a revolving retail accounts facility (the “TRAC Facility”) to April 27, 2017. There were no material changes in either operational terms or pricing. The TRAC Facility funds up to $100 million of retail accounts receivable from large direct-sale fleet customers.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 7 to the Note Purchase Agreement, dated as of May 27, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

10.2	Third Amended and Restated Credit Agreement, dated as of May 27, 2016, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Bank of America, N.A., as syndication agent.

Exhibit No.	Description

10.3	Fourth Amended and Restated Parent Guarantee, dated as of May 27, 2016, by Navistar International Corporation in favor of the Administrative Agent for the lenders party to the Third Amended and Restated Credit Agreement.

10.4	Fourth Amended and Restated Parents’ Side Agreement, dated as of May 27, 2016, by Navistar International Corporation and Navistar, Inc. for the benefit of the lenders from time to time party to the Third Amended and Restated Credit Agreement.

10.5	Second Amended and Restated Security, Pledge and Trust Agreement, dated as of May 27, 2016, by and between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, individually and as trustee for the holders of the secured obligations under the Third Amended and Restated Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: June 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 7 to the Note Purchase Agreement, dated as of May 27, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

10.2	Third Amended and Restated Credit Agreement, dated as of May 27, 2016, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Bank of America, N.A., as syndication agent.

10.3	Fourth Amended and Restated Parent Guarantee, dated as of May 27, 2016, by Navistar International Corporation in favor of the Administrative Agent for the lenders party to the Third Amended and Restated Credit Agreement.

10.4	Fourth Amended and Restated Parents’ Side Agreement, dated as of May 27, 2016, by Navistar International Corporation and Navistar, Inc. for the benefit of the lenders from time to time party to the Third Amended and Restated Credit Agreement.

10.5	Second Amended and Restated Security, Pledge and Trust Agreement, dated as of May 27, 2016, by and between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, individually and as trustee for the holders of the secured obligations under the Third Amended and Restated Credit Agreement.